                                                                    Exhibit 10.8

                          PLEDGE AND SECURITY AGREEMENT

          PLEDGE AND  SECURITY  AGREEMENT,  dated as of October  30,  2006 (this
"Agreement"), between BNS Holding, Inc., a Delaware corporation ("Pledgor"), and
Steel Partners II, L.P., a Delaware limited partnership ("Secured Party").

                                   WITNESSETH:

          WHEREAS,   Secured  Party  and  Pledgor,  have  entered  into  a  Loan
Agreement, dated as of the date hereof (the "Loan Agreement");

          WHEREAS,  it is a condition to Secured Party's  obligations  under the
Loan Agreement that this Agreement be duly executed and delivered; and

          WHEREAS,  Pledgor and Secured Party wish to enter into this  Agreement in order to secure the  obligations  of Pledgor under the Loan  Documents  (such obligations,  together with any obligations of Pledgor under this Agreement, the
"Obligations").

          NOW THEREFORE, in consideration of the premises and for other good and
valuable   consideration   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

     1.   DEFINITIONS.  Capitalized terms used but not defined herein shall have the meanings provided therefor in the Loan Agreement.

     2.   SECURITY  INTEREST.  Pledgor  hereby  pledges  to  Secured  Party,  as security  for the  Obligations,  and  grants to Secured  Party a first  priority continuing  security  interest  in,  lien on and right of  set-off  against  the following described property (collectively referred to as the "Collateral"):

          (i)   all  right,  title and  interest  in, to and  under,  all of the property and assets  currently owned or owing to, or hereafter  acquired or arising in favor of, Pledgor, wherever located,  including, but not limited to, all accounts, deposit accounts, chattel paper, instruments,  documents, securities,  contract rights,  receivables,  equipment,  goods,  inventory, investment property, goodwill, general intangibles,  intellectual property, patents, patent applications,  trademarks,  trademark  applications,  trade names, copyrights,  copyright applications,  Internet domain names, service marks, trade secrets, know-how, technology,  software, hardware, commercial tort claims,  warranties and guarantees,  as any of the foregoing terms may be  defined  in the New York  Uniform  Commercial  Code  (the  "UCC"),  and
     including any products,  proceeds (including  insurance proceeds) or income derived therefrom, whether by disposition or otherwise; together with

          (ii)  the securities  described in Schedule I hereto (such securities, together with any additional securities  constituting  Collateral described in subsection (iii) below, the "Pledged Securities"); and

          (iii) the products, proceeds and accessions of any of the foregoing.

     3.   DELIVERY OF  COLLATERAL.  Pledgor  agrees that all Pledged  Securities shall be evidenced by certificates and all such certificates  shall be delivered to Secured Party in New York c/o Olshan Grundman Frome Rosenzweig & Wolosky LLP,
Park  Avenue  Tower,  65 East  55th  Street,  New  York,  New York  10022.  Such
certificates  shall  be  endorsed  either  to  Secured  Party  or in blank by an effective  endorsement  within the  meaning of the UCC and shall be in  suitable form for transfer by delivery or  accompanied  by duly executed stock powers and any other  instruments of transfer  reasonably  requested by Secured Party.  All other property  comprising part of the Collateral shall be accompanied by proper instruments  of  assignment  duly  executed  by  Pledgor,  and by any such other instruments or documents as Secured Party may reasonably  request.  Certificates evidencing  the Pledged  Securities  shall be delivered in accordance  with this
Section 3 upon the execution hereof.

     4.   REPRESENTATIONS  AND  AGREEMENTS OF PLEDGOR.  Pledgor  represents  and agrees that:

          (a)  Except for (i) the security  interest granted hereby and (ii) any restriction  on  transfer  under  the  Federal  or State  securities  laws  (the
"Permitted  Encumbrances"),  Pledgor is, and as to Collateral acquired after the date hereof  Pledgor will be, the owner and holder of the  Collateral  free from any adverse claim, security interest, encumbrance, lien, charge, or other right, title or interest of any person. Pledgor agrees that at all times the Collateral will be and remain free of all such adverse claims, security interests, or other liens or encumbrances, other than any Permitted Encumbrance. Pledgor will defend the  Collateral  against  all  claims  and  demands  (other  than any  Permitted
Encumbrance)  of all  persons  at any time  claiming  the  same or any  interest therein.

          (b)  Upon execution of this Agreement and delivery to Secured Party of certificates  evidencing  the Pledged  Securities in accordance  with Section 3,
Secured Party will have a valid and perfected first priority  security  interest therein. Upon the filing of financing statements relating to the Collateral with the Office of the  Secretary  of State of  Delaware,  Secured  Party will have a valid and perfected first priority security interest in all other Collateral (to the extent a  security  interest  therein  may be  perfected  by the filing of a financing statement).

          (c)  Pledgor has not  heretofore  signed any  financing  statement  or security  agreement  which covers any of the  Collateral,  and no such financing statement  or security  agreement is now on file in any public  office.  Pledgor will not enter into or execute any security agreement or any financing statement covering the  Collateral,  other than those  security  agreements  and financing statements in favor of Secured Party  hereunder,  and Pledgor  agrees that there will not be on file in any public office any  financing  statement or statements
(or any documents or papers filed as such) covering the  Collateral,  other than financing statements in favor of Secured Party hereunder, unless in any case the prior written consent of Secured Party shall have been obtained.

          (d)  Pledgor has full legal  capacity  and lawful  authority  to enter into this  Agreement and to grant to Secured Party the first  priority  security interest in the Collateral as herein  provided and all corporate or other action on  the  part  of  Pledgor  requisite  for  the  due  execution,  delivery,  and performance of this Agreement has been duly and effectively taken.

          (e)  The  execution,  delivery  and  performance  hereof  are  not  in contravention  of any agreement or undertaking to which Pledgor is a party or by which Pledgor,  or its property,  is bound and will not result in the imposition of any security interest or lien on any other property of Pledgor.

     5.   RIGHTS OF SECURED PARTY AND PLEDGOR RELATED TO COLLATERAL.

          (a)  Secured Party may from time to time  following the  occurrence of an Event of Default with respect to Pledgor:

          (i)   transfer any of the Collateral into the name of Secured Party or its nominee;

          (ii)  notify  parties  obligated  on  any of the  Collateral  to  make payment to Secured Party of any amounts due or to become due thereunder;

          (iii) enforce   collection  of  any  of  the  Collateral  by  suit  or
     otherwise;  surrender,  release or  exchange  all or any part  thereof,  or compromise  or extend or renew for any period  (whether  or not longer than the original period) any obligation of any nature of any party with respect thereto;  and exercise all other rights of Pledgor in any of the Collateral
     (including,  without  limitation,  the  right  to  vote or  exercise  other consensual interests in the Collateral); and/or

          (iv)  take possession or control of any proceeds of the Collateral.

          (b)  Until the  occurrence  of an "Event of  Default  with  respect to
Pledgor"  (as  defined  in  Section 7 below),  Pledgor  shall  have the right to receive  all income  from or  interest  on the  Collateral,  other than any such income or interest which would be prohibited by the Loan Agreement, (such income or  interest  distributed  by way of a dividend or  otherwise  shall be promptly delivered to Secured Party to be held as additional  Collateral  hereunder (such delivery  to be in the  manner  contemplated  by  Section  3  above)).  Upon the occurrence  of an Event of Default  with  respect to Pledgor,  Pledgor  will not demand or receive any income from or interest on the Collateral,  and if Pledgor receives any such income or interest without any demand by it, the same shall be held by Pledgor in trust for Secured Party in the same medium in which received, shall not be  commingled  with any assets of Pledgor and shall be  delivered  to
Secured Party in the form received,  properly endorsed to permit collection, not later than the second Business Day following the day of its receipt.

          (c)  So long as no Event of Default with respect to Pledgor shall have occurred,  Pledgor  shall be entitled  to exercise  any and all voting and other consensual  rights  pertaining  to the  Collateral  or any part  thereof for any purpose not inconsistent with the terms or purpose of this Agreement or the Loan
Agreement  (and Secured  Party shall  exercise  any voting and other  consensual rights  it may  have  pertaining  to  the  Collateral  in  accordance  with  any instructions of Pledgor in that regard).

          (d)  In the event  Secured  Party  shall pay any  taxes,  assessments, interests,  costs,  penalties or expenses  incident to or in connection with the collection of the  Collateral or protection or  enforcement of the Collateral or any  security  therefor,  Pledgor,  upon demand of Secured  Party,  shall pay to
Secured  Party the full  amount  thereof  with  interest  thereon  from the date expended by Secured  Party until  repaid at a rate per annum (based on a 360-day year for the actual number of days involved) equal to 15%.

          (e)  Pledgor  shall  not sell,  assign,  alienate,  exchange,  convey,
transfer,   hypothecate  or  otherwise   dispose  of  or  encumber  the  Pledged
Securities,  or cause  Collins I  Holding  Corp.,  a  Delaware  corporation,  to dissolve or liquidate, without the prior written consent of Secured Party.

     6.   FURTHER  ASSURANCES;  SECURED PARTY AS AGENT.  Pledgor  agrees to take such  actions  and to  execute  such  stock or bond  powers  and  such  other or different  writings as Secured  Party may  reasonably  request (and  irrevocably authorizes  Secured  Party to  execute  such  writings  as  Pledgor's  agent and attorney-in-fact)  to create,  preserve,  perfect or  validate  Secured  Party's security  interest in the Collateral,  or to enable Secured Party to exercise or enforce  its  rights  under  this  Agreement  with  respect  to the  Collateral, including  (without  limitation)  the right to receive,  indorse and collect all instruments made payable to Pledgor representing any dividend,  interest payment or other  distribution  in respect of the  Collateral or any part thereof except for those  distributions  which the Pledgor is  entitled  to retain  pursuant to
Section 5(b).

     7.   EVENTS OF DEFAULT. The occurrence of any Event of Default with respect to Pledgor  pursuant to any of the Loan  Documents or a breach by Pledgor of the
Obligations,  shall  constitute  an "Event of Default  with  respect to Pledgor"
hereunder.

     8.   RIGHTS AND REMEDIES OF SECURED PARTY UPON DEFAULT.  (A) If an Event of
Default with respect to Pledgor shall have occurred:

          (i)   Secured Party shall have and may exercise with  reference to the
     Collateral and the  Obligations  any or all of the rights and remedies of a secured party under the UCC, and as otherwise  granted  herein or under any other  applicable  law or any other  agreement  now or  hereafter in effect executed by Pledgor, including,  without limitation, the right and power to sell,  at public or private  sale or sales,  or  otherwise  dispose  of, or otherwise  utilize  the  Collateral  and any part or parts  thereof  in any manner authorized or permitted under the UCC after default by a debtor, and to apply the  proceeds  in  accordance  with  Section  10  hereof.  Without limiting  the  foregoing,  Secured  Party  shall  have  the  right  to take possession of all or any part of the Collateral and of all books,  records, papers  and  documents  of Pledgor or in  Pledgor's  possession  or control relating  to the  Collateral  which  are not  already  in  Secured  Party's possession.  To the extent permitted by law,  Pledgor  expressly waives any notice of sale or other  disposition of the Collateral and all other rights or remedies of Pledgor or formalities prescribed by law relative to sale or disposition  of the  Collateral or exercise of any other right or remedy of
     Secured Party existing after default hereunder;  and to the extent any such notice is required and cannot be waived, Pledgor agrees that if such notice is given in the manner provided in Section 14 hereof at least five (5) days before the time of the sale or  disposition,  such  notice  shall be deemed reasonable  and shall  fully  satisfy  any  requirement  for giving of said notice. Secured Party shall not be obligated to make any sale of Collateral regardless  of notice of sale having been given.  Secured Party may adjourn any public or private sale.

          (ii)  Upon notice by Secured  Party to Pledgor,  Secured  Party or its nominee or nominees shall have the sole and exclusive right to exercise all voting and  consensual  powers  pertaining  to the  Collateral  or any part thereof and may  exercise  such powers in such manner as Secured  Party may elect. To extent that the terms and conditions of that certain Stockholders
     Agreement  dated as of October 30, 2006 by and among Collins  Holding,  its
     Stockholders and Collins  Industries,  Inc. (the "Stockholders  Agreement")
     provide that any rights that would  otherwise be exercisable by the Secured
     Party under this  Agreement  may only be exercised by the Pledgor,  Pledgor agrees to exercise such rights in accordance with the written directions of
     Secured Party given in accordance with this Section 8(a)(ii).

          (iii) All rights to  marshalling  of assets of Pledgor,  including any such right with respect to the Collateral, are hereby waived by Pledgor.

          (iv)  All  recitals  in any  instrument  of  assignment  or any  other instrument  executed by Secured Party  incident to sale,  lease,  transfer, assignment or other disposition,  lease or utilization of the Collateral or any part thereof under this Section 8(a) shall be full proof of the matters stated  therein and no other proof shall be  requisite  to  establish  full legal  propriety of the sale or other  action taken by Secured  Party or of any fact, condition or thing incident thereto and all prerequisites of such sale or other action or of any fact,  condition or thing  incident  thereto shall be presumed conclusively to have been performed or to have occurred.

          (b)  Secured  Party  shall never be under any  obligation  to collect, attempt to collect, protect or enforce the Collateral,  which Pledgor agrees and undertakes  to do at  Pledgor's  expense,  but  Secured  Party  may do so in its discretion at any time after the  occurrence of an Event of Default with respect to Pledgor.  All expenses  (including,  without limitation,  attorneys' fees and expenses)  incurred or paid by Secured Party in  connection  with or incident to any such  collection or attempt to collect the  Collateral or actions to protect or enforce the  Collateral  shall be borne by the Pledgor or  reimbursed  by the
Pledgor to Secured Party upon demand.

          (c)  The  Secured  Party will act in good faith and in a  commercially reasonable manner in the exercise of any of its rights and remedies hereunder.

     9.   SPECIAL  PROVISIONS.  Pledgor  hereby  acknowledges  that  the sale by
Secured Party of any Pledged  Securities  resulting  from an exercise by Secured
Party of its rights hereunder must be made in compliance with the Securities Act of 1933 (the  "Securities  Act"),  as well as any  applicable  Blue Sky or other state  securities  laws that may  impose  limitations  as to the manner in which
Secured  Party  or  any  other  person  may  dispose  of   securities.   Pledgor
acknowledges that any sale or disposition contemplated pursuant hereto may be at prices  and on terms less  favorable  to  Secured  Party  than those  obtainable through a public sale without any applicable restrictions,  and, notwithstanding such circumstances, Pledgor agrees that any such sale or other disposition shall be deemed to have been made in a commercially  reasonable manner.  Secured Party shall have no  obligation  to engage in public sales and no  obligation to delay the sale of any Collateral for any period of time; and Pledgor waives any claims against  Secured  Party  arising by reason of the fact that the price that might have been obtainable in a public sale was greater than the price obtained in any such sale or  disposition  pursuant  hereto,  even if Secured  Party accepts the first offer received and does not offer the Collateral to more than one offeree.

     10.  APPLICATION OF PROCEEDS. In the event Secured Party sells or otherwise disposes of the Collateral in the course of exercising the remedies provided for in this  Agreement,  any amounts  held,  realized  or received by Secured  Party pursuant to the provisions hereof,  including the proceeds of the sale of any of the  Collateral  or any part  thereof,  shall be applied by Secured  Party first toward  the  payment of any costs and  expenses  incurred  by  Secured  Party in enforcing  this  Agreement,  in realizing on or protecting any Collateral and in enforcing or collecting  any  Obligations  or any guaranty  thereof,  including, without limitation,  the actual attorneys' fees and expenses incurred by Secured
Party,  all of which costs and expenses  Pledgor agrees to pay, and then to such other  Obligations in such order as Secured Party may elect. Any amounts and any
Collateral  remaining after such  application and after payment to Secured Party of  satisfaction of all of the Obligations in full shall be paid or delivered to
Pledgor,  its successor or assigns, or as a court of competent  jurisdiction may direct.

     11.  CARE OF  COLLATERAL.  Secured Party shall be deemed to have  exercised reasonable  care  in the  custody  and  preservation  of the  Collateral  in its possession if the Collateral is accorded treatment  substantially  equal to that which Secured Party accords its own property,  it being  understood that Secured
Party shall not have any  responsibility  for (i)  ascertaining or taking action with  respect to calls,  conversions,  exchanges,  maturities,  tenders or other matters  relative  to any  Collateral,  whether or not  Secured  Party has or is deemed to have knowledge of such matters,  or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.  Prior to an
Event  of  Default,   Secured  Party  agrees  to  follow  Pledgor's   reasonable
instructions  in  connection  with any action  with  respect to the  Collateral, provided  that such action is not  prohibited  hereby and such action  would not impair the value or liquidity of the Collateral (or the relationship between the
Collateral and the Obligations).

     12.  TERMINATION.   This  Agreement  and  the  security   interest  created
hereunder shall terminate upon such date on which all the Obligations  have been paid in full. Upon termination  hereof,  Secured Party shall execute and deliver to Pledgor all  documents  which Pledgor  shall  reasonably  request to evidence termination of such security  interest and shall return  physical  possession of any Collateral then held by Secured Party to Pledgor;  provided,  however,  that all indemnities of Pledgor contained in this Agreement shall survive, and remain in full force and effect  regardless of the termination of the security interest or  this  Agreement.  Notwithstanding  the  foregoing,  this  Agreement  and the security  interest  granted  hereunder  shall be  reinstated  if at any time any payment or delivery pursuant to an Obligation, in whole or in part, is rescinded or must  otherwise  be returned by Secured  Party under the  application  of the
Bankruptcy  Code or any other Debtor Law, all as though such payment or delivery had not been made.

     13.  ADDITIONAL  INFORMATION.  Pledgor agrees to furnish Secured Party from time to time with  such  additional  information  and  copies of such  documents relating to this Agreement and the  Collateral,  as Secured Party may reasonably request.

     14.  NOTICES.  Any  communication,  notice or demand to be given  hereunder shall be given in accordance with the Loan Agreement.

     15.  INDEMNITY AND EXPENSES. Pledgor agrees to indemnify Secured Party from and  against  any and all  claims,  losses  and  liabilities  growing  out of or resulting from this Agreement (including, without limitation, enforcement of any rights  under this  Agreement,  and any claims or demands of any  persons at any time claiming the Collateral or any interest therein),  except claims, losses or
liabilities   resulting  from  Secured  Party's  gross   negligence  or  willful
misconduct.   Pledgor  agrees  to  pay  on  demand  all  out-of-pocket  expenses
(including  the reasonable  fees and expenses of Secured  Party's legal counsel, experts and agents) in any way relating to the  enforcement or protection of the rights of Secured Party hereunder.

     16.  NO WAIVER;  CUMULATIVE RIGHTS. No failure on the part of Secured Party to exercise,  and no delay in exercising,  any right,  remedy or power hereunder shall operate as a waiver thereof,  nor shall any single or partial  exercise by
Secured  Party of any right,  remedy or power  hereunder  preclude  any other or future  exercise  of any other  right,  remedy or power.  Each and every  right, remedy and power hereby  granted to Secured  Party or allowed it by law or other agreement  shall  be  cumulative  and not  exclusive  of any  other,  and may be exercised by Secured Party from time to time.

     17.  APPLICABLE  LAW. This Agreement and the rights and  obligations of the parties  hereunder  shall be governed by, and construed in accordance  with, the laws of the State of New York  applicable to contracts  made and to be performed entirely within such state.

     18.  ASSIGNMENT; BINDING EFFECT; BENEFIT. The rights and obligations of the parties  under this  Agreement  are not  assignable  without  the prior  written consent of the other parties, except that Secured Party may assign all or any of its  rights  and  benefits  hereunder,  and  may  delegate  all  or  any  of its obligations  or  liabilities  (whether by  assignment,  merger,  liquidation  or otherwise),  and upon any such  assignment,  Secured Party's  rights,  benefits,
obligations  and  liabilities  shall   automatically   cease.   Subject  to  the
immediately  preceding  sentence,  this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.  Nothing in this  Agreement,  expressed or implied,  is intended to confer on any person other than the parties and their respective  successors and assigns, any rights, remedies,  obligations or liabilities under or by reason of this Agreement.

     19.  EXECUTION  IN  COUNTERPARTS.  This  Agreement  may be  executed in any
number  of  counterparts,   each  of  which  shall  be  an  original,  but  such
counterparts shall together constitute but one and the same instrument.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

 IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                              BNS HOLDING, INC.

                                              By: /s/ Michael Warren
                                                  ------------------------------
                                              Name:  Michael Warren
                                              Title: President & CEO

                                              STEEL PARTNERS II, L.P.

                                              By:   Steel Partners, L.L.C.
                                                    General Partner

                                              By: /s/ Warren G. Lichtenstein
                                                  ------------------------------
                                              Name:  Warren G. Lichtenstein
                                              Title: Managing Member

                                   SCHEDULE I

                               PLEDGED SECURITIES

     26,400 shares of Collins I Holding Corp., a Delaware corporation, $0.01 par value per share, represented by certificate number 2 in the name of BNS Holding,
Inc.